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                                                                      Exhibit 10

                      DRUEN, DIETRICH, REYNOLDS & KOOGLER
                                ATTORNEYS AT LAW
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216

                                 (614) 249-7617
                           FACSIMILE: (614) 249-2418

BRIAN M. BACON           ANGELA R. JETT           CHRISTINA A. NESS        THERESA R. SCHAEFER
THOMAS E. BARNES         LEROY JOHNSTON, III      PETER J. OESTERLING**    W. JOSEPH SCHLEPPI
ROGER A. CRAIG           MARK B. KOOGLER          RANDALL L. ORR           DAVID E. SIMAITIS
RAE ANN DANKOVIC*        WALTER R. LEAHY          ROBERT M. PARSONS        KENT N. SIMMONS
ELIZABETH A. DAVIN       GEORGE K. MACKLIN        THOMAS J. PRUNTE         LEE A. THORNBURY
THOMAS W. DIETRICH       RANDALL W. MAY           ARLENE L. REILLY         PHILIP W. WHITAKER
W. SIDNEY DRUEN          M. LINDA MAZZITTI        LUCINDA A. REYNOLDS      DAVID L. WHITE
JOHN D. GILLESPIE        DAVID A. MEYER           DANIEL R. RUPP           STEVEN L. ZISSER
JEANNE A. GRIFFIN        SANDRA L. NEELY          ANNE DANZA SAXON

    Practice limited to Nationwide Insurance Companies and their associated companies

* Practice limited to the State of Michigan                  ** Practice limited to the State of Pennsylvania

August 6, 1997

Nationwide Separate Account Trust
Three Nationwide Plaza, 26th Floor
Columbus, Ohio 45215

Re:  Nationwide Separate Account Trust
     Post-Effective Amendment No. 24
     SEC File Nos. 2-73024; 811-3213

Ladies and Gentlemen:

In connection with the filing of Post-Effective Amendment No. 24 to the Registration Statement for Nationwide Separate Account Trust (the "Amendment"), it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of the following new funds, nine separate investment portfolios of the Nationwide Separate Account Trust, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable:

1. Nationwide Strategic Growth Fund
2. Nationwide Strategic Value Fund
3. Nationwide Select Advisers Mid Cap Fund
4. Nationwide Small Cap Value Fund
5. Nationwide Global Equity Fund
6. Nationwide Equity Income Fund
7. Nationwide Multi Sector Bond Fund
8. Nationwide High Income Bond Fund
9. Nationwide Balanced Fund


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Nationwide Separate Account Trust
August 5, 1997
Page 2

We hereby consent to the filing of this opinion as an exhibit to the Amendment.

Very truly yours,

DRUEN, DIETRICH, REYNOLDS & KOOGLER